Exhibit 10.7

FIFTH AMENDMENT TO THE BANK CREDIT BILL No. 21.3150.777.0000001-97, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 12/08/2011, IN FAVOR OF CAIXA ECONÔMICA FEDERAL, IN THE ORIGINAL VALUE OF R$ 640,000,000.00 (SIX HUNDRED AND FORTY MILLION BRAZILIAN REAIS).
__________________________________________________________________________

PREAMBLE:

CREDITOR:
CAIXA ECONÔMICA FEDERAL, financial institution under the form of public company, created under the terms of Decree-law No. 759, dated August 12, 1969, linked to the Ministry of Finance, governed by the current Statute on the date hereof, hereinafter referred to as CAIXA or CREDITOR, headquartered at Setor Bancário Sul, Quadra 4, Lote 3/4, in Brasília, Distrito Federal, CNPJ: 00.360.305/0001-04, herein represented by the Superintendency Large Companies Infrastructure of São Paulo, located at Avenida Paulista, No. 1.842, torre sul, 2º andar, in the city of São Paulo, State of São Paulo CNPJ/MF 00.360.305/4954-0.

DRAWER/CREDITED: NEXTEL TELECOMUNICAÇÕES LTDA.
Address: Av. das Nações Unidas, 14.171, 27º andar, Condomínio Rochavera Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo
CNPJ: 66.970.229/0001-67

GUARANTOR: NEXTEL PARTICIPAÇÕES LTDA.
Address: Avenida das Nações Unidas, 14.171, 26º andar, sala A, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo
CNPJ: 00.169.369/0001-22

WHEREAS, on December 8, 2011, the CREDITED issued in favor of CAIXA the Bank Credit Bill No. 21.3150.777.0000001-97, in the principal value of R$640,000,000.00 (six hundred and forty thousand million Brazilian Reais) (“Bill”);

WHEREAS, on February 13, 2015, the CREDITED and CAIXA executed the first amendment to the Bill changing, among other aspects, the interest rate incident on outstanding debts and including additional real security to the fulfillment of the obligations contained in it (“First Amendment”);

WHEREAS, on June 25, 2015, the CREDITED and CAIXA executed the second amendment to the Bill changing, among other conditions, the payment method and the interest rate incident on outstanding balances (“Second Amendment”);

WHEREAS, on February 24, 2017, the CREDITED and CAIXA executed the third amendment to the Bill changing, among other conditions, the payment method (“Third Amendment”);

WHEREAS, on August 3, 2017, the CREDITED and CAIXA executed the fourth amendment to the Bill changing, among other conditions, the payment method (“Fourth Amendment”); and

WHEREAS the CREDITED and CAIXA intend to amend the CCB in order to change the payment conditions obligations and guarantees;

The Parties DECIDE to amend the CCB through this Fifth Amendment to the Bill (“Fifth Amendment” and, jointly with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and the Bill, “CCB”), according to the following terms and conditions.

CLAUSE ONE - ANNEX A. PAYMENT METHOD. The Parties decide to change the payment deadline of the next installments of Principal, in the amount of R$ 60,330,261.19 (sixty million, three hundred and thirty thousand, two hundred sixty-one Brazilian Reais and nineteen cents), due on October 31, 2017, BRL 13, 686,686.94 (thirteen million, six hundred and eighty-six thousand, six hundred and eighty-six Brazilian Reais and ninety-four cents), due on December 1st, 2017, and BRL 13,686,686.94 (thirteen million, six hundred and eighty-six thousand, six hundred and eighty-six Brazilian Reais and ninety-four cents), due on December 31, 2017, which payments will be diluted in installments with maturity from January 31, 2018, subject to the payment schedule contained in Annex I of the CCB, which will become effective, from this date, in the form contained in the Annex A hereof.

CLAUSE TWO - CONSTITUTION OF ADDITIONAL GUARANTEES. In consideration to the extension of the installments of principal under the terms of Clause One above and in order to ensure the fulfillment of the Guaranteed Obligations, in complement to the fiduciary assignment of bill credit rights already constituted, according to the First Amendment, the Parties agree in cumulatively constituting, on this date, the following guarantees (jointly, the “Additional Guarantees”):

a)
Fiduciary Assignment of Receivables, Rightsand Bank Accounts, under the terms of the Deed of Assignment of Receivables and Collateral Account executed and delivered on this date between the CREDITED, CAIXA and BANCO DO BRASIL S.A. (“BB”), CHINA DEVELOPMENT BANK (“CDB”) and Planner Trustee DTVM Ltda. (“Planner”) (“Deed of Assignment of Receivables”);

b)
Fiduciary Assignment of Assets and Equipment, under the terms of the Asset Fiduciary Assignment Agreement executed and delivered on this date, between the CREDITED, CAIXA and BB (“Chattel Mortgage Agreement”); and

c)
Accounts Management, under the terms of the Bank Accounts Management Service Agreement, executed and delivered on this date between the CREDITED, CAIXA, BB, CDB and Planner (“Bank Account Management Agreement”).

First Paragraph - The improvement of Additional Guarantees must be proven by the CREDITED to CAIXA in the form and within the deadlines provided in the Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and Bank Account Management Agreement, as appropriate.

Second Paragraph - The Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and the Bank Account Management Agreement, under the terms of Clause Two hereof, are defined as “Guarantee Agreements" and start to integrate, on this date, for all purposes, the list of real securities of CCB, guaranteeing the fulfillment of Guaranteed Obligations, without necessity of any other formalities and/or notification, starting, thus to integrate the CCB for all purposes, being an inseparable part hereof.

Third Paragraph - The breach of any of the provisions under the scope of the Guarantee Agreements, whether with pecuniary nature or not, will constitute an event of Acceleration under the CCB (“Event of Acceleration”), without prejudice to the cure period of 1 (one) business day, for pecuniary obligations and 30 (thirty) days counted from the communication sent to it by CAIXA regarding the fact, for non-pecuniary obligations, except if another healing deadline or method is provided in the Guarantee Agreements which, in this case, will prevail over the healing periods and methods provided in CCB, under the terms of Clause Twenty-Two of CCB.

CLAUSE THREE - REGISTRATION. The CREDITED will take to the Notary of Deeds and Documents of the Judicial of São Paulo, Capital, the Fifth Amendment, and it must deliver to the CREDITOR a signed and registered copy within the period of 20 (twenty) days, counted from this date. The expenses regarding such registration will be supported by the CREDITED, which hereby authorizes the debit of the respective values in the Free Operation Account.

Therefore, CAIXA, CREDITED and GUARANTOR, declaring that they have no intention to novate, ratify the CCB amended hereby in all its terms, clauses and conditions not expressly changed in this document, including with regard to the real and personal securities constituted in the First Amendment, which is integrated to it, forming a sole and indivisible whole for all purposes of law.

This instrument is issued in 3 (three) counterparts of equal content.

São Paulo (SP), October 31, 2017.

CREDITOR
CAIXA ECONÔMICA FEDERAL

Signature____________________________________Initials_________

Signature____________________________________Initials_________

CREDITED:
NEXTEL TELECOMUNICAÇÕES LTDA
CNPJ/MF: 66.970.229/0001-67

__________ Initials	__________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.	__________ Initials	__________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.

GUARANTOR:
NEXTEL PARTICIPAÇÕES LTDA
CNPJ/MF: 00.169.369/0001-22

__________ Initials	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.	__________ Initials	_____________________ Name: Occupation: Marital Status: Nationality: Resident at: ID No. CPF/MF No.

ANNEX A
ANNEX I OF CCB
NEW PAYMENT SCHEDULE

CAIXA
	MONTH	DAY	PAYMENT	PRINCIPAL BALANCE
				R$ 370,845,690.64
2018	January	31	R$ 17,113,136.64	R$ 353,732,554.00
	March	1	R$ 17,113,136.64	R$ 336,619,417.36
	March	31	R$ 17,113,136.64	R$ 319,506,280.72
	May	1	R$ 17,113,136.64	R$ 302,393,144.08
	May	31	R$ 17,113,136.64	R$ 285,280,007.44
	July	1	R$ 17,113,136.64	R$ 268,166,870.80
	July	31	R$ 17,113,136.64	R$ 251,053,734.16
	August	31	R$ 17,113,136.64	R$ 233,940,597.52
	October	1	R$ 17,113,136.64	R$ 216,827,460.88
	October	31	R$ 17,113,136.64	R$ 199,714,324.24
	December	1	R$ 17,113,136.64	R$ 182,601,187.61
	December	31	R$ 17,113,136.64	R$ 165,488,050.97
2019	January	31	R$ 17,113,136.64	R$ 148,374,914.33
	March	1	R$ 17,113,136.64	R$ 131,261,777.69
	March	31	R$ 17,113,136.64	R$ 114,148,641.05
	May	1	R$ 17,113,136.64	R$ 97,035,504,41
	May	31	R$ 17.113.136,64	R$ 79,922,367.77
	July	1	R$ 17,113,136.64	R$ 62,809,231.13
	July	31	R$ 17,113,136.64	R$ 45,696,094.49
	August	31	R$ 17,113,136.64	R$ 28,582,957.85
	October	1	R$ 17,113,136.64	R$ 11,469,821.21
	October	31	R$ 11,469,821.21	R$ 0.00